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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 21, 2005
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
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             (Exact Name of Registrant as Specified in its Charter)


Pennsylvania                              1-6300          23-6216339
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(State or Other Jurisdiction           (Commission        (IRS Employer
of Incorporation or Organization)      File Number)       Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania        19102
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (215) 875-0700
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS.

         On February 21, 2005, Pennsylvania Real Estate Investment Trust ("PREIT") changed the transfer agent for its common and preferred shares of beneficial interest from American Stock Transfer and Trust Company ("AST&T") to Wells Fargo Bank, National Association ("Wells Fargo"). Wells Fargo now serves as the transfer agent, registrar, and dividend disbursing agent of PREIT and also acts as the plan administrator for PREIT's distribution reinvestment and share purchase plan and PREIT's employee share purchase plans.

         PREIT also entered into an Appointment of Successor Rights Agent on February 21, 2005 pursuant to which Wells Fargo was appointed the successor rights agent under the Rights Agreement, dated as of April 30, 1999, between PREIT and AST&T. A copy of the appointment is attached to this report as Exhibit
4.1 and incorporated by reference herein.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         4.1 Appointment of Successor Rights Agent, dated February 21, 2005, between PREIT and Wells Fargo.






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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PENNSYLVANIA REAL ESTATE
                                    INVESTMENT TRUST



Date:  February 23, 2005            By: /s/ Jonathan B. Weller
                                        -----------------------------------
                                        Jonathan B. Weller
                                        Vice Chairman








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                                  Exhibit Index
                                  -------------

4.1 Appointment of Successor Rights Agent, dated February 21, 2005, between PREIT and Wells Fargo.
















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